Exhibit 99.1


      Certification of Chief Executive Officer/Principal Financial Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with this quarterly report on Form 10-Q of Valley Forge Scientific Corp., I, Jerry L. Malis, President and Chief Executive Officer of Valley Forge Scientific Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          o The report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          o The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Valley Forge Scientific Corp.


Date: May 13, 2003                     /s/ JERRY L. MALIS
                                       ----------------------------
                                       Jerry L. Malis
                                       President,
                                       Chief Executive Officer, and
                                       Principal Financial Officer


                                      -21-